UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 27, 2007

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)		92806-2101 (Zip Code)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 27, 2007, the Board of Directors of Pacific Sunwear of California, Inc. (the “Company”) appointed George Mrkonic to the Company’s Board of Directors. Mr. Mrkonic will serve as a Class I director for a term in office expiring at the Company’s annual meeting of shareholders in 2009. Mr. Mrkonic will also serve on the audit committee of the Board of Directors. Mr. Mrkonic will receive compensation in accordance with the Company’s standard compensation arrangements for non-employee directors and committee members, which are described under the heading “Director Compensation” in the Company’s proxy statement as filed by the Company on April 13, 2007 with the Securities and Exchange Commission in connection with its 2007 annual meeting of shareholders. In accordance with the Company’s customary practice, the Company is entering into an indemnification agreement with Mr. Mrkonic, the form of which was attached as an exhibit to the Company’s initial Form S-1 Registration Statement as filed with the Securities and Exchange Commission.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On November 27, 2007, the Board of Directors approved an amendment to the last sentence of Article III, Section 2 of the Company’s Third Amended and Restated Bylaws, which increased the authorized number of directors of the Company’s Board of Directors from seven to eight.
On November 28, 2007, the Board of Directors also approved an amendment to Article V, Section 5 of the Company’s Third Amended and Restated Bylaws to allow for the issuance and transfer of uncertificated shares of the Company’s stock. This amendment is intended to make the Company eligible to participate in the Direct Registration System administered by the Depository Trust Company.
A copy of the amendments to the Company’s Third Amended and Restated Bylaws is attached as Exhibit 3.1 to this report and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On November 28, 2007, the Company issued a press release announcing Mr. Mrkonic’s appointment. The full text of the press release is included as Exhibit 99.1 to this report.

 Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
3.1 Amendment and Restatement of Article III, Section 2 and Article V, Section 5 of Third Amended and Restated Bylaws of Pacific
Sunwear of California, Inc.
99.1 Press Release issued by the Company on November 28, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2007	Pacific Sunwear of California, Inc.

/s/ SALLY FRAME KASAKS
Sally Frame Kasaks
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Amendment and Restatement of Article III, Section 2 and Article V, Section 5 of Third Amended and Restated Bylaws of Pacific Sunwear of California, Inc.

99.1	Press Release issued by the Company on November 28, 2007